SECURITIES AND EXCHANGE COMMISSION



                        WASHINGTON D.C. 20549



                            FORM 8-K



                         CURRENT REPORT









Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) - April 22, 1997



                     NORTH  FORK BANCORPORATION, INC.
         (Exact name of Registrant as specified in its charter)





Delaware				                    1-10458		            36-3154608
(State or other jurisdiction			(Commission			(IRS Employer
          of incorporation)		 	 File Number)			Identification No.)



   275 Broad Hollow Road
     Melville, New York								                       11747
(Address of principal executive offices)						      (Zip Code)





Registrant's telephone number, including area code:		  	(516) 844-1004

Item 5.   Other Events



	North Fork Bancorporation, Inc. issued a press release today, April 22, 1997, announcing that the shareholders approved the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock to two hundred million, which will enable the Company to effect a two-for-one stock split and to issue shares for other corporate purposes.



Item 7.  Financial Statement and Exhibits


	(c)     	The following Exhibit is filed with this Current
Report on Form 8-K:





Exhibit
Number            	Description

     99			Press Release of North Fork Bancorporation, Inc., dated
       			April 22, 1997.

                          EXHIBIT INDEX





Exhibit
Number		Description

   99			Press Release of North Fork Bancorporation, Inc., dated
			     April 22, 1997.

					                        SIGNATURE





	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:	April 22, 1997








					                              NORTH FORK BANCORPORATION, INC.




					                              By:/s/ Daniel M. Healy
					                              Daniel M. Healy
				                               Executive Vice President and
					                              Chief Financial Officer

Exhibit 99



	NORTH FORK BANCORP

275 Broad Hollow Rd., Melville,  NY  11747 * (516) 298-5000 *
FAX (516) 694-1536



Press Release

FOR IMMEDIATE RELEASE		                Contact:	Daniel M. Healy
						                                 Executive Vice President &
						                                 Chief Financial Officer







	NORTH FORK BANCORPORATION ANNOUNCES
	RESULTS OF THE 1997 ANNUAL SHAREHOLDERS' MEETING







	Melville, N.Y. - April 22, 1997 - North Fork Bancorporation, Inc. (NYSE:NFB) announced today that the shareholders approved the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock to two hundred million, which will enable the Company to effect a two-for-one stock split and to issue shares for other corporate purposes. The shareholders also elected four directors to the Board of Directors for a three year term. The two-for-one stock split is payable on May 15, 1997 to shareholders of record on April 25, 1997.



	John Adam Kanas, President, Chairman and Chief Executive Officer, in addressing the shareholders' at the annual meeting, highlighted several of the Company's 1996 accomplishments that included attaining superior financial results, the addition of 250,000 new customer relationships from three acquisitions, cash dividend increases of approximately 33% and market appreciation of the Company's common stock. "We have also made significant advancements in technology, paving the way for future growth and remaining ahead of the expectation needs of our customers," he stated.



	Mr. Kanas noted that the Company's overall merger and acquisition strategy remained consistent in that business combinations must be accretive to earnings, afford opportunities for tangible cost savings, provide access to new customers and have complimentary or strategic locations. "The year 1996 was marked by the success of our merger integration strategy," he stated. North Fork successfully completed three acquisitions in 1996.



	In commenting on the short-term outlook he said, "We will concentrate on our customers as a source of fee income generation and continue to examine potentials for the effective use of the Company's substantial capital base."



	North Fork Bancorporation, Inc. with total assets of $6.4 billion, deposits of $4.4 billion and stockholders' equity of $467 million, or $14.20 book value per share, is the holding company for North Fork Bank, operating 82 branches in the New York metropolitan area.